INCOME TAXES (Details) - USD ($)	Sep. 30, 2021	Dec. 31, 2020
Deferred tax assets
Net operating losses	$ 2,634,433	$ 242,000
Depreciation and amortization	28,481	0
Research & development credit	54,571	0
Stock-based compensation	2,858,033	0
Accrued expenses	32,417	0
Other	336	0
Total	6,089,825	242,000
Valuation allowance	(5,607,482)	(242,000)
Net deferred tax asset	(482,343)	0
Net Deferred tax liabilities	$ 0	$ 0